Exhibit 99.3

VET ONLINE SUPPLY INC.

INDEX TO PRO FORMA FINANCIAL INFORMATION

Unaudited Pro Forma Combined Financial Information
of Vet Online Supply Inc. and BrewBilt Manufacturing, LLC

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The unaudited pro forma condensed combined balance sheet presents the historical balance sheets of BrewBilt Manufacturing, LLC (“BrewBilt”) and Vet Online Supply Inc. (“Vet Online Supply”) as of September 30, 2019 and December 31, 2018, and accounts for the merger of BrewBilt and Vet Online Supply as a reverse merger transaction, with BrewBilt as the accounting acquirer giving effect to the transaction as if it had occurred as of January 1, 2018. On November 22, 2019, Vet Online Supply and BrewBilt entered into an Agreement and Plan of Merger (the “Merger Agreement”) and completed a merger, whereby BrewBilt merged with and into Vet Online Supply, with BrewBilt remaining as the surviving entity (the “Merger”). Under U.S. generally accepted accounting principles, the merger is treated as a “reverse merger” under the purchase method of accounting, with BrewBilt as the accounting acquirer.

The BrewBilt balance sheet information was derived from its unaudited balance sheet as of September 30, 2019 and audited balance sheet as of December 31, 2018. The Vet Online Supply balance sheet information was derived from its unaudited balance sheet as of September 30, 2019, included in its quarterly report Form 10-Q that was filed with the Securities and Exchange Commission (“SEC”) on November 13, 2019. The Vet Online Supply balance sheet information was derived from its audited balance sheet as of December 31, 2018, included in its annual report Form 10-K that was filed with the SEC on April 15, 2019.

The unaudited pro forma condensed combined statements of operations are based on the historical statements of BrewBilt and Vet Online Supply and combine the results of operations of BrewBilt and Vet Online Supply for the year ended December 31, 2018 and the nine months ended September 30, 2019, giving effect to the transaction as if it occurred on January 1, 2018, and reflecting the pro forma adjustments expected to have a continuing impact on the combined results.

The historical results of operations of BrewBilt were derived from its unaudited statement of operations for the nine months ended September 30, 2019 and its audited statement of operations for the year ended December 31, 2018 that are included in this Form 8-K. The historical results of operations for Vet Online Supply were derived from its unaudited statement of operations for the nine months ended September 30, 2019 and its audited statement of operations for the year ended December 31, 2018 that are included in this Form 8-K.

The unaudited pro forma condensed combined financial statements are for informational purposes only. They do not purport to indicate the results that would have actually been obtained had the reverse acquisition been completed on the assumed dates or for the periods presented, or that may be realized in the future. Furthermore, while the pro forma financial information reflects transaction costs incurred with the merger of BrewBilt with and into Vet Online Supply on November 22, 2019, the pro forma financial information does not reflect the impact of any reorganization or restructuring expenses or operating efficiencies resulting from the transaction. The unaudited pro forma condensed combined financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, the historical financial statements referred to above.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEETS
AS OF SEPTEMBER 30, 2019

	Vet Online	BrewBilt	Pro Forma		Pro Forma
	Supply	Manufacturing	Adjustments		Combined
ASSETS
Current Assets
Cash	$5,468	$19,705	$—		$25,173
Accounts receivable	—	454,431	—		454,431
Earnings in excess of billings	—	42,293	—		42,293
Inventory	17,375	35,513	—		52,888
Prepaid expenses	—	5,430			5,430
Other current assets	156	164			320
Total current assets	22,999	557,536	—		580,535

Property and equipment, net	—	180,449			180,449
Right-of-use asset	—	400,533			400,533
Security deposit	—	4,980	—		4,980

TOTAL ASSETS	$22,999	$1,143,498	$—		$1,166,497

LIABILITIES
Current Liabilities:
Accounts payable	$569,519	$298,508	$—		$868,027
Accrued interest	—	5,982	—		5,982
Accrued liabilities	51	89,092	—		89,143
Billings in excess of revenues	—	1,676,856	—		1,676,856
Convertible notes payable, interest	189,143	—	—		189,143
Convertible notes payable, net of discount	826,820	—	—		826,820
Derivative liabilities	1,322,116	—	—		1,322,116
Liability for unissued shares	150,825	—	—		150,825
Related party liabilities	82,032	5,805	—		87,837
Total Current Liabilities	3,140,506	2,076,243	—		5,216,749

Operating lease liabilities	—	400,533	—		400,533
Long term debt	—	258,286	—		258,286

Total Liabilities	3,140,506	2,735,062	—		5,875,568

SHAREHOLDERS’ EQUITY (DEFICIT)

Series A preferred stock, $0.001 par value	—	—	500	(b)	500
Series B preferred stock, $0.001 par value	1	—	—		1
Common stock, $0.001 par value	1,942	—	—		1,942
Additional paid in capital	6,858,915	(74,443)	(8,859,474	) (a)	(2,075,002)
Accumulated equity (deficit)	(9,978,365)	(1,517,121)	8,858,974	(a)	(2,636,512)
Total shareholders’ equity (deficit)	(3,117,507)	(1,591,564)	—		(4,709,071)
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$22,999	$1,143,498	$—		$1,166,497

See notes to the unaudited pro forma condensed combined financial statements

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEETS
AS OF DECEMBER 31, 2018

	Vet Online	BrewBilt	Pro Forma		Pro Forma
	Supply	Manufacturing	Adjustments		Combined
ASSETS
Current Assets
Cash	$10,640	$43,285	$—		$53,925
Accounts receivable	—	987,454	—		987,454
Earnings in excess of billings	—	344,134	—		344,134
Inventory	17,960	35,513	—		53,473
Prepaid expenses	3,000	2,567	—		5,567
Other current assets	—	2,246	—		2,246
Total current assets	31,600	1,415,199	—		1,446,799

Property and equipment, net	—	216,812	—		216,812
Security deposit	—	4,980	—		4,980

TOTAL ASSETS	$31,600	$1,636,991	$—		$1,668,591

LIABILITIES
Current Liabilities:
Accounts payable	$567,250	$299,403	$—		$866,653
Accrued liabilities	35	94,141	—		94,176
Billings in excess of revenues	—	1,905,346	—		1,905,346
Convertible notes payable, interest	61,586	—	—		61,586
Convertible notes payable, net of discount	555,224	—	—		555,224
Deferred revenue	82	—	—		82
Derivative liabilities	1,426,982	—	—		1,426,982
Liability for unissued shares	150,825	—	—		150,825
Related party liabilities	29,267	5,805	—		35,072
Total Current Liabilities	2,791,251	2,304,695	—		5,095,946

Long term debt	—	358,419	—		358,419

Total Liabilities	2,791,251	2,663,114	—		5,454,365

SHAREHOLDERS’ EQUITY (DEFICIT)

Series A preferred stock, $0.001 par value	—	—	500	(b)	500
Series B preferred stock, $0.001 par value	1	—	—		1
Common stock, $0.001 par value	1,498	—	—		1,498
Additional paid in capital	6,672,064	(303,375)	(8,859,474	) (a)	(2,490,785)
Accumulated equity (deficit)	(9,433,214)	(722,748)	8,858,974	(a)	(1,296,988)
Total shareholders’ equity (deficit)	(2,759,651)	(1,026,123)	—		(3,785,774)
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$31,600	$1,636,991	$—		$1,668,591

See notes to the unaudited pro forma condensed combined financial statements

UNAUDITED CONDENSED COMBINED STATEMENTS OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2019

	Vet Online	BrewBilt	Pro Forma	Pro Forma
	Supply	Manufacturing	Adjustments	Combined
Sales	$1,521	$1,409,153	$—	$1,410,674
Cost of sales	920	1,104,451	—	1,105,371
Gross profit	601	304,702	—	305,303

Operating expenses:
Consulting fees	39,228	45,000	—	84,228
G&A expenses	16,482	305,153	—	321,635
Professional fees	54,446	7,451	—	61,897
Salaries and wages	27,000	404,067	—	431,067
Total operating expenses	137,156	761,671	—	898,827
			—
Loss from operations	(136,555)	(456,969)	—	(593,524)

Other income (expense):
Gain (loss) on derivative liability valuation	78,541	—	—	78,541
Interest expenses	(487,137)	(34,029)	—	(521,166)
Total other income (expense)	(408,596)	(34,029)	—	(442,625)

Net income (loss) before income taxes	(545,151)	(490,998)		(1,036,149)
Income tax expense	—	—	—	—
Net income (loss)	$(545,151)	$(490,998)	$—	$(1,036,149)

Per share information
Weighted number of common shares outstanding, basic	1,874,134	—	—	1,874,134
Net income (loss) per common share	$(0.2909)	$—	$—	$(0.5529)

See notes to the unaudited pro forma condensed combined financial statements

UNAUDITED CONDENSED COMBINED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2018

	Vet Online	BrewBilt	Pro Forma		Pro Forma
	Supply	Manufacturing	Adjustments		Combined
Sales	$5,379	$1,874,363	$—		$1,879,742
Cost of sales	2,685	1,464,222	—		1,466,907
Gross profit	2,694	410,141	—		412,835

Operating expenses:
Consulting fees	1,376,284	60,450	—		1,436,734
G&A expenses	72,241	393,746	—		465,987
Professional fees	79,449	22,259	—		101,708
Salaries and wages	111,000	494,110	—		605,110
Total operating expenses	1,638,974	970,565	—		2,609,539
Loss from operations	(1,636,280)	(560,424)	—		(2,196,704)

Other income (expense):
Interest expenses	(1,363,867)	(41,162)	—		(1,405,029)
Loss on derivative liability valuation	(1,568,461)	—	—		(1,568,461)
Loss on goodwill impairment	—	—	(2,289,884	) (c)	(2,289,884)
Total other income (expense)	(2,932,328)	(41,162)	(2,289,884)		(5,263,374)

Net income (loss) before income taxes	(4,568,608)	(601,586)	(2,289,884)		(7,460,078)
Income tax expense	—	—	—		—
Net income (loss)	$(4,568,608)	$(601,586)	$(2,289,884)		$(7,460,078)

Per share information
Weighted number of common shares outstanding, basic	815,812	—	—		815,812
Net income (loss) per common share	$(5.6001)	$—	$—		$(9.1444)

See notes to the unaudited pro forma condensed combined financial statements

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

On November 22, 2019, Vet Online Supply and BrewBilt entered into an Agreement and Plan of Merger (the “Merger Agreement”) and completed a merger, whereby BrewBilt merged with and into Vet Online Supply, with BrewBilt remaining as the surviving entity (the “Merger”). Under U.S. generally accepted accounting principles, the merger is treated as a “reverse merger” under the purchase method of accounting, with BrewBilt as the accounting acquirer.

Pro forma adjustments to the attached condensed combined financial statements include the following:

a)	To eliminate the retained earnings account of Vet Online Supply.

b)	To record Preferred Series A stock issued pursuant to the Merger Agreement.

c)	To record goodwill impairment loss.